Quarterly Earnings Conference Call October 28, 2004 TALX Corporation A Leader in Payroll/HR Outsourcing

Safe Harbor Statement Statements expressing the beliefs and expectations of management regarding future performance are forward-looking statements including, without limitation, anticipated revenue and earnings in fiscal 2005 and any other plans, objectives, expectations and intentions that are not historical facts. These statements reflect our current views with respect to future events and are based on assumptions and subject to risks and uncertainties. These risks, uncertainties and other factors may cause our actual results, performance or achievements to be materially different from those expressed or implied by our forward-looking statements. These risks and uncertainties include, without limitation, the risks detailed in the company's 2004 Form 10-K under the caption "Risk Factors" in "Part 1, Item 1 - Business," and those described in other documents and reports we file from time to time with the Securities and Exchange Commission, press releases and other communications. These risks include, but are not limited to (1) risks related to our ability to increase the size and range of applications for The Work Number database and successfully market current and future services and our dependence on third party providers to do so; (2) the risk that our revenues from The Work Number may fluctuate in response to changes in certain economic conditions such as residential mortgage activity and employment trends; (3) risks relating to the dependence of the market for The Work Number on mortgage documentation requirements in the secondary market and the risk that our revenues and profitability could be significantly harmed if those requirements were relaxed or eliminated; (4) risks associated with our ability to prevent breaches of confidentiality as we perform large-scale processing of verifications; (5) risks associated with our ability to maintain the accuracy, privacy and confidentiality of our clients' employee data; (6) risks associated with changes in economic conditions or unemployment compensation laws; (7) the risk to our future growth due to our dependence on our ability to effectively integrate acquired companies and capitalize on cross-selling opportunities; (8) risks associated with future challenges regarding applicability of the Fair Credit Reporting Act or any new privacy legislation or interpretation of existing laws; and (9) the risk of interruption of our computer network and telephone operations, including potential slow-down or loss of business as potential clients review our operations. We do not undertake any obligation or plan to update these forward-looking statements, even though our situation may change.

Financial Highlights Quarter Ended September 2004 Total revenues - $36.6 million 16% growth compared to the same quarter last year 22% growth in The Work Number services 16% growth in unemployment cost management services Gross margin - 59.0% 170 basis point improvement over the same quarter last year Earnings from continuing operations $3.9 million, or $0.27 per diluted share 20% over the same period last year

Fiscal 2005 Financial Guidance Fiscal year ending March 2005 - Raising Guidance Total revenues $151 million to $154 million Diluted earnings per share (from continuing operations) $0.90 to $0.92 (including $0.21 non-operating charge) $1.11 to $1.13 (excluding $0.21 non-operating charge) Quarter ending December 2004 - Initial Guidance Total revenues $37 million to $39 million Diluted earnings per share (from continuing operations) $0.26 to $0.28 * Excludes $0.21 non-operating charge related to SEC settlement. EPS including SEC-related charge: $0.90 to $0.92 Add-back SEC-related charge: $0.21 $0.21 EPS excluding SEC-related charge: $1.11 to $1.13

TALX
5

Transforming Payroll/HR Processes


ePayroll
Electronic Paystub
Payroll Cards
HireXpress
Candidate Screening
FasTime
Automated Announcements
Electronic Time Entry & Reporting
PeopleSoft
Hewitt
Ceridian
HR/Payroll System
SAP
Tesseract
Lawson
Custom
Exult
ADP
UCeXpress
UC Claims Management
Tax Credits/Incentives
UC Tax Planning
THE WORK NUMBER
Employment & Income Verifications
W-2eXpress
W-2 Issue/Reissue
W-2c Processing

Copyright © 2004 TALX Corporaton

Earnings Highlights Quarter Ended September 2004 Revenues of $36.6 million 16% growth over prior year's $31.5 million The Work Number - 22% growth Unemployment Cost Management - 16% growth Gross profit increased 19% to $21.6 million from $18.1 million last year Gross margin improved 170 basis points to 59.0% from 57.3% last year The Work Number - 72.3% Unemployment Cost Management - 49.8% UC eXpress TWN HRBAS Software and Maintenance 59.1 38.8 0 2.1

Earnings Highlights - continued Quarter Ended September 2004 SG&A expenses decreased to 39.4% of revenues from 39.7% last year Operating margin increased 200 basis points to 19.6% of revenues from 17.6% last year Earnings from continuing operations $3.9 million, or $0.27 per diluted share 20% over the same period last year

Earnings Highlights Six Months Ended September 2004 Revenues of $72.7 million 18% growth over prior year's $61.7 million The Work Number - 27% growth Unemployment Cost Management - 15% growth Gross profit increased 21% to $42.1 million from $34.8 million last year Gross margin improved 140 basis points to 57.9% from 56.5% last year The Work Number - 71.6% Unemployment Cost Management - 48.3% UC eXpress TWN HRBAS Software and Maintenance 58.6 39.4 0 2

Earnings Highlights - continued Six Months Ended September 2004 SG&A expenses increased to 40.0% of revenues from 39.8% last year Operating margin increased 120 basis points to 17.9% of revenues from 16.7% last year Earnings from continuing operations Including $3.0 million, or $0.21 per share, non-operating charge $4.1 million, or $0.29 per diluted share Excluding $3.0 million, or $0.21 per share, non-operating charge $7.1 million*, or $0.50* per diluted share 19% over the same period last year * Reconciliation: Earnings EPS Earnings and EPS including SEC-related charge $4.1 MM $0.29 Add-back SEC-related charge $3.0 MM $0.21 Earnings and EPS excluding SEC-related charge $7.1 MM $0.50

Cash flow from operating activities Three months: $8.6 million compared to $7.9 million last year Six months: $11.8 million compared to $10.9 million last year Uses of cash Three months Six months Acquisitions - $39.9 million Debt repayments $2.5 million $5.0 million Dividend payments $0.7 million $1.4 million Capital expenditures $2.3 million $4.7 million Cash Flow Highlights Three and Six Months Ended September 2004

Financial Position Highlights September 30, 2004 Cash and investments - $10.9 million $7.3 million at June 30, 2004 $10.0 million at March 31, 2004 Debt - $45.0 million $50.0 million at March 31, 2004 $5.0 million repaid year to date Basic days sales outstanding in accounts receivable - 43 days 45 days at June 30, 2004 42 days at March 31, 2004 Treasury stock 211,825 shares remain in the treasury at September 30, 2004 at an average price of $13.18 per share

TALX
12

Growth Drivers

- **The Work Number services:**
  - Employment and income verification business
    - **>95% share of automated employment verification market ***
    - Acquire additional records
    - Expand verifier base
  - Expanded services gaining market penetration
    - ePayroll "Paperless Pay"
    - W-2 eXpress
    - FasTime
    - HireXpress
- **Unemployment cost management: 48% of outsourced market ***
  - Revenue growth – gain market penetration and sell tax services, including tax credit and incentive services, to existing and new clients
  - Cost consolidation and margin improvement
  - Annual contracts
- **Cross-selling**

Copyright © 2004 TALX Corporaton

*** TALX Estimate**

The Work Number Services Revenue History (in millions) Qtr 1 01 Qtr 2 01 Qtr 3 01 Qtr 4 01 Qtr 1 02 Qtr 2 02 Qtr 3 02 Qtr 4 02 Qtr 1 03 Qtr 2 03 Qtr 3 03 Qtr 4 03 Qtr 1 04 Qtr 2 04 Qtr 3 04 Qtr 4 04 Qtr 1 05 Qtr 2 05 East 4.132 4.531 4.635 5.796 6.103 6.659 6.856 7.566 7.617 8.573 9.011 10.733 10.943 11.627 10.028 14.01 14.42 14.19

The Work Number Services Employment Records History (in millions) 3/1/1999 3/1/2000 3/1/2001 3/1/2002 3/1/2003 3/1/2004 9/4/2004 Records on Database 18.3 30.298 43.036 60.706 76.396 90.076 100.2 Annual Revenue 9 12.328 19.149 27.184 35.934 46.608 Records under Contract 25.831 36.09 51.889 70.179 81.977 97.179 105.8

Mortgage index Records Revenue 3/31/1999 100 100 100 4/2/1999 100 100 100 4/9/1999 98.2 100 100 4/16/1999 106.9 100 100 4/23/1999 102.9 100 100 4/30/1999 106.6 100 100 5/7/1999 103.8 100 100 5/14/1999 93.1 100 100 5/21/1999 96.6 100 100 5/28/1999 96.6 100 100 6/4/1999 74.9 100 100 6/11/1999 95.8 100 100 6/18/1999 85.8 100 100 6/25/1999 85.2 100 100 7/2/1999 87.4 102.7 107.2 7/9/1999 60.7 102.7 107.2 7/16/1999 76.1 102.7 107.2 7/23/1999 73.7 102.7 107.2 7/30/1999 78.1 102.7 107.2 8/6/1999 74.5 106.6 107.2 8/13/1999 72 106.6 107.2 8/20/1999 70.7 106.6 107.2 8/27/1999 73.9 106.6 107.2 9/3/1999 63.7 117.8 107.2 9/10/1999 54.1 117.8 107.2 9/17/1999 64.8 117.8 107.2 9/24/1999 63 117.8 107.2 10/1/1999 69.4 124.9 119.5 10/8/1999 64.5 124.9 119.5 10/15/1999 60.1 124.9 119.5 10/22/1999 61.9 124.9 119.5 10/29/1999 66.6 124.9 119.5 11/5/1999 64.8 129.1 119.5 11/12/1999 61.6 129.1 119.5 11/19/1999 70.6 129.1 119.5 11/26/1999 44.3 129.1 119.5 12/3/1999 58.4 136 119.5 12/10/1999 56.5 136 119.5 12/17/1999 54.2 136 119.5 12/24/1999 39.1 136 119.5 12/31/1999 36.8 136 119.5 1/7/2000 51.5 139.1 141.4 1/14/2000 61.1 139.1 141.4 1/21/2000 57.6 139.1 141.4 1/28/2000 67.7 139.1 141.4 2/4/2000 75.8 140.7 141.4 2/11/2000 69.3 140.7 141.4 2/18/2000 68.4 140.7 141.4 2/25/2000 66.3 140.7 141.4 3/3/2000 78.4 151.9 141.4 3/10/2000 77.5 151.9 141.4 3/17/2000 77.5 151.9 141.4 3/24/2000 82.8 151.9 141.4 3/31/2000 76.7 151.9 141.4 4/7/2000 82.6 153.9 156.9 4/14/2000 78.9 153.9 156.9 4/21/2000 79.3 153.9 156.9 4/28/2000 78.7 153.9 156.9 5/5/2000 68.3 159.5 156.9 5/12/2000 65.2 159.5 156.9 5/19/2000 70.5 159.5 156.9 5/26/2000 64.6 159.5 156.9 6/2/2000 59.9 168.9 156.9 6/9/2000 56.3 168.9 156.9 6/16/2000 56.8 168.9 156.9 6/23/2000 56.6 168.9 156.9 6/30/2000 59 168.9 156.9 7/7/2000 55.2 173.5 172.1 7/14/2000 61.3 173.5 172.1 7/21/2000 58.1 173.5 172.1 7/28/2000 56.8 173.5 172.1 8/4/2000 60.4 180 172.1 8/11/2000 59.4 180 172.1 8/18/2000 55.9 180 172.1 8/25/2000 56.9 180 172.1 9/1/2000 58.5 185.2 172.1 9/8/2000 62.4 185.2 172.1 9/15/2000 61.2 185.2 172.1 9/22/2000 59.8 185.2 172.1 9/29/2000 62.2 185.2 172.1 10/6/2000 59.6 190.2 176 10/13/2000 61.5 190.2 176 10/20/2000 62 190.2 176 10/27/2000 64.7 190.2 176 11/3/2000 65.5 195.3 176 11/10/2000 69.1 195.3 176 11/17/2000 63.7 195.3 176 11/24/2000 63 195.3 176 12/1/2000 69.5 198.8 176 12/8/2000 73.6 198.8 176 12/15/2000 67.6 198.8 176 12/22/2000 64.3 198.8 176 12/29/2000 54.3 198.8 176 1/5/2001 87.4 202.8 220.1 1/12/2001 126.4 202.8 220.1 1/19/2001 108.2 202.8 220.1 1/26/2001 99.3 202.8 220.1 2/2/2001 117.9 205.6 220.1 2/9/2001 113.6 205.6 220.1 The Work Number Services TWN Revenue Compared to Mortgage Index and Records Source: Mortgage Bankers Assn.

The Work Number Revenue Mix Transaction Revenue as a Percentage of Total TWN Revenue 1QFY03 2QFY03 3QFY03 4QFY03 1QFY04 2QFY04 3QFY04 4QFY04 1QFY05 2QFY05 Pre-employment 0.35 0.33 0.27 0.19 0.2 0.21 0.22 0.17 0.18 0.19 Consumer finance 0.12 0.14 0.16 0.16 0.15 0.16 0.16 0.17 0.16 0.21 Social services 0.06 0.05 0.05 0.05 0.06 0.07 0.1 0.08 0.13 0.08 Other verifications 0.04 0.04 0.03 0.03 0.05 0.05 0.05 0.04 0.05 0.05 Mortgage 0.3 0.35 0.38 0.33 0.41 0.4 0.34 0.29 0.35 0.34 Other Work Number services 0.13 0.09 0.11 0.24 0.13 0.11 0.13 0.25 0.13 0.13

The Work Number Services Metrics The Work Number Employment and Income Verification 2.4 million records added to the database during the quarter 105.8 million records under contract 100.2 million live 5.6 million in backlog Other Work Number Services Cost savings for clients 42% growth in ePayroll revenues Q2 fiscal 2005 versus 2004 Strong pipeline - Revenue should continue to increase HireXpress (candidate screening) - acquired Q1 fiscal 2005 Gross Margin for the 2nd Quarter - 72.3%

Unemployment Cost Management Services 16% increase in revenues compared to same quarter last year Addition of UCM business acquired from Sheakley 24% increase in tax planning revenue compared to same quarter last year 4% growth compared to the prior sequential quarter General economic environment still causing lower overall claims volume, reducing amount of additional billings over contract limits Solid core revenues and cash flows Cross-sell specialized unemployment tax consulting services Gross margin - 350 basis point improvement to 49.8%, year over year Believe states' unemployment fund crisis should enhance value proposition of service

TALX
19

Key Client Orders for TALX Services

New Service Ordered in Q2 (green) — Existing Service (blue)

TALX Client	The Work Number	UC eXpress	ePayroll	W-2 Express	FasTime
Ajilon Finance	New	Existing			Existing
Albertson's, Inc.		Existing		New	
Accord Human Resources		New			
Boston Scientific Corp.	New	Existing			
Burger King	New	Existing			
Cadbury Schweppes	Existing	Existing	New		
Casey's General Store	New	Existing			
COMFORCE Corp.	New	Existing			
Corestaff Support Service	Existing	Existing			New
Darden Restaurants, Inc.	Existing			New	
Dow Jones	New				
Footstar, Inc.	New	Existing			
Giant Eagle, Inc.	New				
L.L. Bean, Inc.	Existing	New			



Copyright © 2004 TALX Corporaton

TALX

20

Key Client Orders for TALX Services

New Service Ordered in Q2 (green) | Existing Service (blue)

TALX Client	The Work Number	UC eXpress	ePayroll	W-2 Express	FasTime	HireXpress
Labor Ready		Existing Service		New Service Ordered in Q2		
Martin Marietta Materials		New Service Ordered in Q2				
Marshal & Ilsey	New Service Ordered in Q2					
McGraw-Hill Co, Inc.	New Service Ordered in Q2					
Media Services, Inc.	New Service Ordered in Q2	New Service Ordered in Q2				
Monster Worldwide, Inc.	New Service Ordered in Q2	New Service Ordered in Q2				
Musicland Group, Inc.	Existing Service	Existing Service		New Service Ordered in Q2		
National City	Existing Service	Existing Service			New Service Ordered in Q2	
Oriental Trading Co	New Service Ordered in Q2	Existing Service				
Pella Corporation	New Service Ordered in Q2	Existing Service				
Reynolds and Reynolds	New Service Ordered in Q2	New Service Ordered in Q2				
The Ohio State University	Existing Service	Existing Service	New Service Ordered in Q2			
UBS Services, USA	New Service Ordered in Q2	Existing Service				
University of S. California	Existing Service	Existing Service		Existing Service	New Service Ordered in Q2	
UPS	Existing Service	Existing Service				New Service Ordered in Q2



Copyright © 2004 TALX Corporation

Key Investment Highlights Market Leadership in Two Payroll and Human Resources areas Employment and Income Verification Unemployment Cost Management Expectations for our Business Model Revenue growth EPS growth (continuing operations) Strong and expanding gross and operating margins Strong operating cash flow

Upcoming Speaking Events The AeA Classic Financial Conference Hyatt Regency: Monterey, California November 8 and 9 TALX Annual Investor and Analyst Day Omni Berkshire: New York November 10